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                                                                    EXHIBIT 23.1


       CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in Registration Statement on Form S-8 (No. 333-101222) of Pediatrix Medical Group, Inc. of our report dated June 18, 2004 relating to the financial statements of the Pediatrix Medical Group Thrift and Profit Sharing Plan as amended and restated, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP


Fort Lauderdale, Florida
June 28, 2004